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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 1999 (April 1, 1999)







                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-11803


              Delaware                             04-3164298
   (State or other jurisdiction of              (I.R.S. Employer
   incorporation or organization)                Identification No.)

17304 Preston Road, Suite 700, Dallas, TX           75252-5613
   (Address of principal executive offices)         (Zip Code)

              Registrant's telephone number, including area code: (972) 733-6200






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Item 5.  Other Events.

     On March 22, 1999 American Pad & Paper Company (OTCBB:AMPP) (AP&P) announced today that its board of directors elected two new directors, Jeffery
K. Hewson and John H. Rodgers, and has named James W. Swent III as Co-Chairman of the Board, effective March 17, 1999.

This press release is incorporated herein as Exhibit 99.025.

Exhibit

99.25 Press release by the Company dated March 22, 1999.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   American Pad & Paper Company



April 1, 1999                            /s/ David N. Pilotte
Date                                     David N. Pilotte
                                         Vice President and Corporate Controller
                                         Principal Accounting Officer




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                                                                  Exhibit 99.025

For Immediate Release                                     CONTACT: Mark Lipscomb
                                                                 (972) 733-5415


     AMERICAN PAD & PAPER ANNOUNCES CHANGES TO THE BOARD OF DIRECTORS AND NAMES CO-CHAIRMAN


         DALLAS, Texas, March 22, 1999, -- American Pad & Paper Company (OTCBB:AMPP) (AP&P) announced today that its board of directors elected two new directors, Jeffery K. Hewson and John H. Rodgers, and has named James W. Swent III as Co-Chairman of the Board, effective March 17, 1999.

          Mr. Hewson, 55, in his most recent position was President of The Beckley Cardy Group, a leading school supplies distributor with annual sales of $185 million. Prior to that, Mr. Hewson served as Chief Executive Officer of United Stationers, a $3.0 billion public Company with businesses in wholesale distribution and catalog services and he was a member of the United Stationers' board of directors until November 1997. Mr. Hewson also held executive management positions with ACCO World Corporation in Europe, Canada and the United States. Mr. Hewson attended the Institute of Marketing at the University of London, London, England.

         Mr. Rodgers, 55, joined American Pad & Paper in September 1998 as Senior Vice President & General Counsel. He also serves as Corporate Secretary. Mr. Rodgers has 30 years of business and legal experience in retail, manufacturing and distribution industries, including The Southland Corporation, where he held several key executive positions including Executive Vice President, Chief Administrative Officer and General Counsel. He has also served as a board member on numerous civic and professional organizations at both national and local levels.

         Mr. Swent, 48, will share the chairmanship of the board of directors with the current Chairman, Robert C. Gay, 46, a Managing Director of Bain Capital. Mr. Gay, has been a Director of American Pad & Paper since 1992. Mr. Swent joined American Pad & Paper in June 1998 as Executive Vice President and Chief Financial Officer, bringing over 25 years of successful executive management experience to the Company. He was appointed Chief Executive Officer and a member of the board of directors in July 1998. Mr. Swent was previously Chief Executive Officer of Cyrix Corporation, a manufacturer of microprocessors for the PC industry, until its merger with National Semiconductor. In addition, he has held key operations and financial executive positions with a number of companies, including Northern Telecom Limited, Memorex and Rodime Plc.

         The Company also announced one other change to the board of directors. Jonathan S. Lavine, a Managing Director of Bain Capital, will leave the board of directors effective March 17, 1999.

                                                                     -more-



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                                                                  Exhibit 99.025



         Commenting on these board changes, Robert C. Gay, Co-Chairman of the Board of Directors for American Pad & Paper, stated, "Jeff Hewson is a seasoned office products distribution industry executive with over 35 years experience. Jeff had a great track record at United Stationers growing the business to approximately $2.0 billion, while the industry was undergoing dramatic changes. He is an effective bottom-line oriented executive, who has an excellent reputation within our industry. John Rodgers brings with him many years of corporate management and legal experience in a variety of industries and will greatly enhance our goal of broadening the composition of the board. I look forward to working with both Jeff and John."

         Additionally Mr. Gay commenting on sharing the Chairman of the Board position said, "Jay Swent has done a wonderful job getting American Pad & Paper stabilized and moving in the right direction. Jay has been successful in other turnaround situations, and with the management moves he has made, the plant rationalization and strong customer focus, I firmly believe this Company will return to profitability and growth. I feel it is the right time to have Jay take on a larger role with the board of directors, and I look forward to working with him and the rest of the board as we strive to take American Pad & Paper to the next level in our industry."

         "Bain Capital remains committed to supporting American Pad & Paper and will continue to have individuals serving in four of the ten board positions after these changes," stated Mr. Gay. "I also want to formally thank Jonathan Lavine for providing the Company with his knowledge, leadership and business acumen during the time he served on the board of AP&P."

         American Pad & Paper Company is a leading manufacturer and marketer of paper-based office products in North America. Product offerings include envelopes, writing pads, file folders, machine papers, greeting cards and other office products. The key operating divisions of the Company are Williamhouse, AMPAD, and Creative Card which market principally under the following Brand
Names: AMPAD(R), Century(TM), Embassy(R), Evidence(R), Globe-Weis(R), Gold Fibre(TM), Huxley(TM), Karolton(R), Kent(R), Peel & Seel(R), SCM(TM),
Williamhouse(TM)  and  World  Fibre(TM).  Company  revenues  in 1998  were  $662 million.

           This release contains forward-looking statements relating to future results. Actual results may differ significantly as a result of factors over which the Company has no control, including, but not limited to the following: changing economic conditions, slower than anticipated sales growth, price and product competition and changes in raw material costs. Additional information, which could affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.

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